Long-Term Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Long-Term Debt

Note 6 – Long-Term Debt

Carrying amounts of the Company’s long-term debt and their related estimated fair values as of December 31, 2013 and December 31, 2012 are disclosed in the following table. The fair values of the revolving credit facility (including commercial paper), the NPL revolving credit facility, and the variable-rate Industrial Development Revenue Bonds (“IDRBs”) approximate their carrying values, and are categorized as Level 1 (quoted prices for identical financial instruments) within the three-level fair value hierarchy that ranks the inputs used to measure fair value by their reliability. The market values of debentures (except the 6.1% Notes) and fixed-rate IDRBs are categorized as Level 2. The 6.1% Notes (private placement) and NPL other debt obligations (not actively traded) are categorized as Level 3 (based on significant unobservable inputs to their fair values). Fair values for the debentures, fixed-rate IDRBs, and NPL other debt obligations were determined through a market-based valuation approach, where fair market values are determined based on evaluated pricing data, such as broker quotes and yields for similar securities adjusted for observable differences. Significant inputs used in the valuation generally include benchmark yield curves and issuer spreads. The external credit rating, coupon rate, and maturity of each security are considered in the valuation, as applicable.

December 31,	2013		2012
	Carrying Amount	Market Value	Carrying Amount	Market Value
(Thousands of dollars)
Debentures:
Notes, 4.45%, due 2020	$125,000	$130,953	$125,000	$141,771
Notes, 6.1%, due 2041	125,000	141,873	125,000	165,779
Notes, 3.875%, due 2022	250,000	252,485	250,000	277,950
Notes, 4.875%, due 2043	250,000	257,280	—	—
8% Series, due 2026	75,000	96,263	75,000	111,501
Medium-term notes, 7.59% series, due 2017	25,000	28,741	25,000	30,710
Medium-term notes, 7.78% series, due 2022	25,000	30,586	25,000	34,637
Medium-term notes, 7.92% series, due 2027	25,000	31,497	25,000	36,953
Medium-term notes, 6.76% series, due 2027	7,500	8,468	7,500	10,058
Unamortized discount	(5,560)		(3,403)

	901,940		654,097

Revolving credit facility and commercial paper	10,000	10,000	111,000	111,000

Industrial development revenue bonds:
Variable-rate bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Fixed-rate bonds:
5.55% 1999 Series D, due 2038	—	—	8,270	8,375
5.45% 2003 Series C, due 2038	—	—	30,000	30,152
5.25% 2003 Series D, due 2038	20,000	20,150	20,000	20,571
5.80% 2003 Series E, due 2038	—	—	15,000	15,102
5.25% 2004 Series A, due 2034	65,000	64,522	65,000	66,955
5.00% 2004 Series B, due 2033	31,200	30,284	31,200	31,655
4.85% 2005 Series A, due 2035	100,000	95,192	100,000	101,184
4.75% 2006 Series A, due 2036	24,855	22,974	24,855	25,189
Unamortized discount	(2,776)		(3,195)

	438,279		491,130

NPL credit facility	—	—	41,562	41,562
NPL other debt obligations	42,213	42,119	20,721	20,991

	1,392,432		1,318,510
Less: current maturities	(11,105)		(50,137)

Long-term debt, less current maturities	$1,381,327		$1,268,373

In March 2013, the Company redeemed at par the 5.45% Series 2003C and the 5.80% Series 2003E IDRBs originally due in 2038. The Company facilitated the redemption primarily from borrowings under its $300 million credit facility. In September 2013, the Company redeemed at par the $8.27 million 5.55% 1999 Series D IDRBs originally due in 2038. The Company facilitated the redemption primarily from borrowings under its $300 million credit facility.

In October 2013, the Company issued $250 million of 4.875% senior notes at a 0.078% discount. The notes will mature in October 2043. A portion of the net proceeds were used to temporarily pay down amounts outstanding under the credit facility. The remaining net proceeds were used for general corporate purposes.

The Company has a $300 million revolving credit facility that expires in March 2017. Interest rates for the credit facility are calculated at either the London Interbank Offered Rate (“LIBOR”) or an “alternate base rate,” plus in each case an applicable margin that is determined based on the Company’s senior unsecured debt rating. At December 31, 2013, the applicable margin is 1% for loans bearing interest with reference to LIBOR and 0% for loans bearing interest with reference to the alternative base rate. Southwest has designated $150 million of the $300 million facility for long-term borrowing needs and the remaining $150 million for working capital purposes. At December 31, 2013, no borrowings were outstanding on the credit facility (see commercial paper program discussion below). Borrowings under the credit facility ranged from none during the fourth quarter of 2013 to a high of $195 million during October 2013. There were no borrowings outstanding on the short-term portion of the credit facility at December 31, 2012 and 2013. (See Note 7 – Short-Term Debt).

The Company has a $50 million commercial paper program. Any issuance under the commercial paper program is supported by the Company’s current revolving credit facility and, therefore, does not represent additional borrowing capacity. Any borrowing under the commercial paper program will be designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2013, $10 million was outstanding on the commercial paper program. The effective interest rate on the commercial paper program was 0.54% at December 31, 2013.

NPL has a $75 million credit facility that is scheduled to expire in June 2015. Interest rates for the credit facility are calculated at either LIBOR or a base rate, plus, in each case, 1.00% or 0.75% depending on NPL’s leverage ratio at the end of each quarter. At December 31, 2013, no borrowings were outstanding on the NPL credit facility.

The effective interest rates on the variable-rate IDRBs are included in the table below:

	December 31, 2013	December 31, 2012
2003 Series A	1.43%	1.71%
2008 Series A	1.41%	1.59%
2009 Series A	1.01%	1.14%
Tax-exempt Series A	1.07%	1.25%

In Nevada, interest fluctuations due to changing interest rates on the 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from ratepayers through an interest balancing account.

Estimated maturities of long-term debt for the next five years are (in thousands):

2014	$11,105
2015	11,100
2016	10,200
2017	42,210
2018	2,598

No debt instruments have credit triggers or other clauses that result in default if Company bond ratings are lowered by rating agencies. Certain Company debt instruments contain securities ratings covenants that, if set in motion, would increase financing costs. Certain debt instruments also have leverage ratio caps and minimum net worth requirements. At December 31, 2013, the Company is in compliance with all of its covenants. Under the most restrictive of the covenants, the Company could issue over $1.9 billion in additional debt and meet the leverage ratio requirement. The Company has at least $800 million of cushion in equity relating to the minimum net worth requirement.